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                                                                  EXHIBIT (j)(1)


                        CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the reference to us under the headings "Financial Highlights" and "Independent Auditors" in this Registration Statement on Form N-1A for the Van Kampen Government Securities Fund.

/s/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
January 18, 2002